UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2008

GlobalOptions Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33700	30-0342273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, 27th Floor New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See the disclosure set forth under Item 2.01, which is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 21, 2008, GlobalOptions Group, Inc., a Delaware corporation (the “Company”) acquired substantially all of the business and assets of Omega Insurance Services, Inc. (d/b/a First Advantage Investigative Services), a Florida corporation headquartered in St. Petersburg, Florida (“FAIS”), related to its investigation and surveillance businesses.

The acquisition was made pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) dated April 21, 2008 by and among the Company, FAIS, and First Advantage Corporation, a Delaware corporation and parent Company of FAIS (“FAC”).  The aggregate purchase price under the Purchase Agreement was (i) $2.0 million in cash, (ii) an earnout payment (the “Earnout”) to be paid on the twelve-month anniversary of the transaction, and (iii) the assumption of certain liabilities of FAIS.  In addition, in the Purchase Agreement, FAC and FAIS covenanted that they will not compete with or solicit the employees or customers of the Company for a period of two years from the date of the transaction.  In a separate license agreement dated April 21, 2008 by and between FAIS and the Company, the Company also obtained the non-exclusive perpetual right to use FAIS’s Riskminder™ software.

The amount of the Earnout will be based on the revenues during the twelve months following the transaction that are generated by the assets purchased under the Purchase Agreement and the revenues generated under an alliance agreement that are directly related to FAIS's previous investigation and surveillance business, and will range from $0 to $2.0 million.  The Company and FAC entered into this business alliance agreement dated April 21, 2008, wherein the Company and FAC agreed to further develop the alliance relationship between the two companies in the future.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such document, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 21, 2008, the Company filed a press release regarding the Purchase Agreement and business alliance agreement with FAC.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company has determined that financial statements of the business acquired are not required to be filed herewith pursuant to Rule 8-04 of Regulation S-X.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated as of April 21, 2008, by and among GlobalOptions Group, Inc., Omega Insurance Services, Inc. and First Advantage Corporation.
99.1	Press release dated April 21, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2008	GLOBALOPTIONS GROUP, INC.

	By:	/s/ Harvey W. Schiller
		Name:	Harvey W. Schiller
		Title:	Chairman and CEO